UMPQUA HOLDINGS CORPORATION 2nd Quarter 2017 Earnings Conference Call Presentation July 20, 2017

2 Forward-looking Statements and Notes This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. In this presentation we make forward- looking statements about fee revenue and operating efficiency initiatives and the credit discount accretion related to loans acquired from Sterling. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; the effect of interest rate increases on the cost of deposits; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; our inability to successfully implement efficiency initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Second Quarter 2017 Highlights 3  Net earnings available to common shareholders of $56.8 million, or $0.26 per diluted common share  Net interest income increased by $5.4 million, driven by growth in interest-earning assets and a 6 basis point increase in net interest margin  Provision for loan and lease losses decreased by $1.0 million to $10.7 million, and net charge-offs remained at 0.22% of average loans and leases (annualized)  Non-interest income increased by $10.9 million, driven primarily by higher revenues from the origination and sale of residential mortgages  Non-interest expense increased by $1.3 million, driven primarily by higher salaries and employee benefits expense, reflecting higher mortgage banking-related compensation, consistent with the increase in mortgage originations, and annual merit and incentive changes  Gross loan and lease growth of $491.5 million, or 11% annualized  Deposit growth of $292.7 million, or 6% annualized  Non-performing assets to total assets decreased to 0.23%  Estimated total risk-based capital ratio of 14.1% and estimated Tier 1 common to risk weighted assets ratio of 11.1%  Declared quarterly cash dividend of $0.16 per common share  Repurchased 225,000 shares of common stock for $3.9 million

Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Return on average assets 0.92% 0.75% 1.11% 1.01% 0.91% Return on average tangible assets 0.99% 0.81% 1.20% 1.09% 0.99% Return on average common equity 5.76% 4.74% 7.04% 6.28% 5.61% Return on average tangible common equity 10.67% 8.83% 13.19% 11.79% 10.59% Efficiency ratio ‐ consolidated 64.71% 68.15% 59.65% 62.11% 66.15% Net interest margin ‐ consolidated 3.91% 3.85% 3.83% 3.95% 4.07% Non‐performing loans and leases to loans and leases 0.29% 0.29% 0.32% 0.31% 0.28% Non‐performing assets to total assets 0.23% 0.24% 0.25% 0.25% 0.27% Net charge‐offs to average loans and leases (annualized) 0.22% 0.22% 0.29% 0.24% 0.23% Tangible common equity to tangible assets (1) 9.12% 9.15% 9.10% 9.14% 9.30% Tier 1 common to risk‐weighted asset ratio (2) 11.1% 11.3% 11.5% 11.3% 11.0% Total risk‐based capital ratio (2) 14.1% 14.5% 14.7% 14.5% 14.3% Selected Ratios 4 Performance Credit Quality Capital For the quarter ended > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. > (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports.

Summary Income Statement 5 > Note: tables may not foot due to rounding. ($ in millions except per share data) Q2 2017 Q1 2017 Q2 2016 Net interest income before provision 212.1$ 206.7$ 209.2$ Provision for loan and lease losses 10.7 11.7 10.6 Net interest income after provision 201.4 195.1 198.6 Non-interest income 71.1 60.2 74.7 Non-interest expense 184.0 182.7 188.5 Income before provision for income taxes 88.5 72.6 84.8 Provision for income taxes 31.7 26.6 30.5 Net income 56.8 46.0 54.3 Dividends and undistributed earnings allocated to participating securities 0.0 0.0 0.0 Net earnings available to common shareholders 56.8$ 46.0$ 54.3$ Earnings per share - diluted $0.26 $0.21 $0.25 Quarter ended

Net Interest Income and Margin 6 $209.2 $209.9 $207.8 $206.7 $212.1 4.07% 3.95% 3.83% 3.85% 3.91% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $100 $120 $140 $160 $180 $200 $220 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Net interest income Net interest margin (in millions) 3.86% 3.77% 3.65% 3.71% Adjusted NIM (1) > (1) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs 3.78%

Provision for Loan and Lease Losses 7 $10.6 $13.1 $13.2 $11.7 $10.7 $0 $2 $4 $6 $8 $10 $12 $14 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Provision for Loan and Lease Losses(in millions)

Non-interest Income 8 (in millions) $9.8 $10.2 $14.5 $10.7 $12.4 $5.6 $1.3 $4.1 $1.8 $3.3 $2.2 $2.1 $2.1 $2.1 $2.1 $36.8 $47.2 $58.4 $26.8 $33.9 $4.6 $4.1 $4.2 $4.1 $3.9 $15.7 $15.8 $15.3 $14.7 $15.5 $0 $20 $40 $60 $80 $100 $120 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Other (1) Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage fees Service charges $80.7 $98.6 $60.2 $74.7 > (1) Includes other income, gains or losses on investment securities and losses on junior subordinated debentures carried at fair value. $71.1

9 $366 $306 $250 $245 $312 $1,046 $1,119 $1,061 $755 $918 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Closed mortgage volume Portfolio For Sale (in millions) Mortgage Banking 4.02% 4.08% 3.05% 3.27% 3.53% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Gain on sale margin $1,230 $1,412 $1,424 $1,311 $1,000

Non-interest Expense 10 (in millions) Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge $182.7 $184.0 $188.5 $181.2 $183.5 $182.7 $184.0 66.2% 62.1% 59.7% 68.2% 64.7% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% $115.0 $125.0 $135.0 $145.0 $155.0 $165.0 $175.0 $185.0 $195.0 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Non-interest expense Efficiency ratio $2.8 $(1.8) $1.7 $(1.2) (in millions) $(2.8)

Selected Balance Sheet 11 ($ in millions) Q2 2017 Q1 2017 Q2 2016 Total assets 25,257.8$           24,861.5$           24,132.5$           Interest bearing cash and temporary investments 295.9                   422.0                   535.8                   Investment securities available for sale, fair value 3,132.6                3,243.4                2,482.1                Loans and leases, gross 18,321.1             17,829.6             17,355.2             Allowance for loan and lease losses (136.9)                  (136.3)                  (131.0)                  Goodwill and other intangibles, net 1,821.2                1,822.8                1,828.3                Deposits 19,460.0             19,167.3             18,258.5             Securities sold under agreements to repurchase 330.2                   304.3                   360.2                   Term debt 852.2                   852.3                   903.0                   Total shareholders' equity 3,958.8                3,931.2                3,902.2                Ratios: Loan to deposit ratio 94.1% 93.0% 95.1% Book value per common share $17.98 $17.84 $17.70 Tangible book value per common share (1) $9.71 $9.57 $9.41 Tangible common equity to tangible assets (1) 9.12% 9.15% 9.30% > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth Loans and Leases (Gross) $6.4 $6.5 $7.2 $7.7 $15.3 $16.9 $17.5 $18.3 (in billions) 19% 14% 16% 3%1% 9% 6% 6% 16% 6% 4% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of Jun 30, 2017 32% 12%35% 7% 14% Demand, non-interest bearing Demand, interest bearing Money market Savings Time $9.4 $9.2 $9.4 $9.1 $16.9 $17.7 $19.0 $19.5 (in billions) Total Deposits As of Jun 30, 2017 12

Credit Quality 0.76% 0.77% 0.77% 0.76% 0.75% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Allowance for loan and lease losses to loans and leases 0.27% 0.25% 0.25% 0.24% 0.23% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Non-performing assets to total assets 0.23% 0.24% 0.29% 0.22% 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Net charge-offs to average loans and leases (annualized) 13

Prudent Capital Management 14 > All regulatory capital ratios remained in excess of well-capitalized and internal policy limits > Focused on prudently managing capital • Quarterly dividend of $0.16 per share, ~3.5% dividend yield • Q2 total payout ratio of 61% 9.12% 9.4% 11.1% 11.1% Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Q2 2017 Capital Ratios (1) Common TRUP LLR > (1) Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. > Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity. 14.1%

Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value 16

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